UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): November 11, 2005

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition

ITEM 7.01. Regulation FD Disclosure

ITEM 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Press Release

Item 2.02. Results of Operations and Financial Condition

On November 11, 2005 Gulfport Energy Corporation issued a press release regarding, among other things, its results of operations for the quarter ended September 30, 2005. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

On November 11, 2005 Gulfport Energy Corporation issued a press release regarding, among other things, its results of operations for the quarter ended September 30, 2005. A copy of this press release is furnished as Exhibit 99.1 to this to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Gulfport Energy Corporation Press Release dated November 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION

By:	/s/ Michael Moore
Michael Moore
Vice President and Chief Financial Officer

Date: November 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Gulfport Energy Corporation Press Release dated November 11, 2005.